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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        The Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported)              July 24, 2002

                                               U.S. Can Corporation
                              (Exact Name of Registrant as Specified in its Charter)

                                                     Delaware
                                  (State or Other Jurisdiction of Incorporation)

-----------------------------------------------------------                         06-1094196
                          1-13678
                 (Commission File Number)                              (I.R.S. Employer Identification No.)

     700 East Butterfield Rd., Suite 250, Lombard, IL                                 60148
         (Address of principal executive offices)                                   (Zip Code)

                                                  (630) 678-8000
                               (Registrant's telephone number, including area code)

                                                  Not applicable
                           (Former name or former address, if changed since last report)

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Item 4.    Changes in Registrant's Certifying Accountant.

         On July 24, 2002, U.S. Can Corporation  (the "Company")  dismissed Arthur Andersen LLP ("Andersen") as the
Company's  independent  public  accountants  and  appointed  Deloitte  & Touche  LLP  ("Deloitte")  to serve as the
Company's  independent  accountants  for 2002. The change was  recommended  by the Audit  Committee to the Board of
Directors.  Deloitte  will review the  Company's  financial  statements  for its quarter ended June 30, 2002, to be included in the Company's Quarterly Report on Form 10-Q for such quarter.

         Andersen's  reports on the Company's  consolidated  financial  statements  for each of the two most recent fiscal  years  ending  December  31 did not contain an adverse  opinion or  disclaimer  of  opinion,  nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During  the  Company's  two most  recent  fiscal  years and  through  July 24,  2002,  there  have been no disagreements  between the Company and Andersen on any matter of accounting  principles  and  practices,  financial statement  disclosure  or  auditing  scope  or  procedure,  which  disagreements,  if not  resolved  to  Andersen's satisfaction,  would  have  caused  Andersen  to make  reference  to the  subject  matter  of the  disagreement  in connection with its report on the Company's  consolidated  financial statements for such periods; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         During the two most  recent  fiscal  years and through  July 24,  2002,  the Company did not consult  with
Deloitte with respect to the  application of accounting  principles to a specified  transaction or regarding any of the other matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company has requested  Andersen to furnish it with a letter  addressed to the  Securities and Exchange
Commission  stating  whether it agrees with the above  statements  made by the  Company.  Andersen has informed the
Company as a matter of policy that it no longer issues such letters.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a) 99.1        Press Release, dated July 25, 2002

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              U.S. CAN CORPORATION

Date:    July 25, 2002                                                  /s/ John L. Workman
                                                                By:
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                                                                       John L. Workman
                                                                       Executive Vice President
                                                                       and Chief Financial Officer